UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

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ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities, and related Item 1.01 Entry into a Material Definitive Agreement and Item 8.01 Other Events

ZAIS Financial Corp. (the “Company”) is the general partner of ZAIS Financial Partners, L.P. (the “Partnership”). Under the Agreement of Limited Partnership, as amended, of the Partnership (the “Partnership Agreement”), the limited partners have the right to tender for redemption their partnership units (the “OP units”) to the Partnership. The Company, as the general partner of the Partnership, has the exclusive power, without the prior consent of the limited partners of the Partnership, to amend the Partnership Agreement and to issue an equal number of shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”) in exchange for OP units tendered for redemption, on such terms and conditions as shall be established by the Company, as the general partner of the Partnership, in its sole and absolute discretion.

On June 17, 2016, the Company, as the general partner of the Partnership, received a redemption request (the “Redemption Request”) from one of the Partnership's outside limited partners (the “Outside Limited Partner”) in respect of 866,016 OP units of the 893,256 units held by MAP 162 Segregated Portfolio A Segregated Portfolio of LMA SPC.

On June 23, 2016, the Company, as general partner of the Partnership, notified the Outside Limited Partner of its decision to issue shares of Common Stock to satisfy the Redemption Request. Accordingly, the Company intends to enter into a Fifth Amendment to the Agreement of Limited Partnership of the Partnership, dated as of July 1, 2016, pursuant to which the Company, as the general partner of the Partnership, will, as of such date, acquire the 866,016 OP units from the Outside Limited Partner and issue an equal number of shares of Common Stock (the “Exchange Stock”) to the redeeming Outside Limited Partner. The Exchange Stock will be issued to an accredited investor in a transaction not involving a public offering in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The resale of the Exchange Stock has been registered by the Company under the Securities Act, pursuant to the Company’s Registration Statement on Form S-3/A (File No. 333-194551), filed on May 23, 2014 and declared effective by the Securities and Exchange Commission on the same date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

By:	/s/ Michael Szymanski
	Name:	Michael Szymanski
	Title:	Chief Executive Officer

Date: June 27, 2016